UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 12, 2006
                Date of Report (Date of earliest event reported)

                         NORTH FORK BANCORPORATION, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                       1-10458                      36-3154608
  (State or other            (Commission File Number)           (IRS Employer
  jurisdiction of                                            Identification No.)
  incorporation)


 275 Broadhollow Road, Melville, New York                         11747
 (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (631) 844-1004.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On March 12, 2006, North Fork Bancorporation, Inc. ("North Fork") and Capital One Financial Corporation ("Capital One") issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of March 12, 2006, between North Fork and Capital One.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additionally, North Fork hereby files the Investor Presentation attached hereto as Exhibit 99.2.

ADDITIONAL INFORMATION ABOUT THIS TRANSACTION

In connection with the proposed merger, Capital One will file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Capital One and North Fork that also constitutes a prospectus of Capital One. Capital One and North Fork will mail the joint proxy statement/prospectus to their respective stockholders. Investors and security holders are urged to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain a free copy of the joint proxy statement/prospectus (when available) and other related documents filed by Capital One and North Fork with the SEC at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing Capital One's website at www.capitalone.com under the heading "Investors" and then under the heading "SEC & Regulatory Filings" or by accessing North Fork's website at www.northforkbank.com under the tab "Investor Relations" and then under the heading "SEC Filings".

PARTICIPANTS IN THIS TRANSACTION

Capital One, North Fork and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about Capital One's executive officers and directors in Capital One's definitive proxy statement filed with the SEC on March 21, 2005. You can find information about North Fork's executive officers and directors in their definitive proxy statement filed with the SEC on March 30, 2005. You can obtain free copies of these documents from the Capital One or North Fork using the contact information above.

FORWARD-LOOKING STATEMENTS

Information set forth in this report contains forward-looking statements, which involve a number of risks and uncertainties. Capital One and North Fork caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Capital One and North Fork, including future financial and operating results, the new company's plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the failure of Capital One or North Fork stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in Capital One's and North Fork's filings with the SEC, which are available at the SEC's web site http://www.sec.gov. Capital One and North Fork disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

    The following exhibits are filed herewith:


EXHIBIT   DESCRIPTION OF EXHIBIT
NO.

99.1 Press release issued jointly by Capital One Financial Corporation and North Fork Bancorporation, Inc., dated March 12, 2006 (incorporated by reference to Exhibit No. 99.1 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 13, 2006)

99.2 Investor Presentation of Capital One Financial Corporation, dated March 13, 2006 (incorporated by reference to Exhibit No. 99.2 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 13, 2006)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORTH FORK BANCORPORATION, INC.

Dated: March 13, 2006               By:   /s/ Daniel M. Healy
                                         ---------------------------------------


                                         DANIEL M. HEALY
                                         EXECUTIVE VICE PRESIDENT
                                         CHIEF FINANCIAL OFFICER

                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION OF EXHIBIT
NO.

99.1 Press release issued jointly by Capital One Financial Corporation and North Fork Bancorporation, Inc., dated March 12, 2006 (incorporated by reference to Exhibit No. 99.1 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 13, 2006)

99.2 Investor Presentation of Capital One Financial Corporation, dated March 13, 2006 (incorporated by reference to Exhibit No. 99.2 to the Current Report on Form 8-K, filed with the Commission by Capital One Financial Corporation (Commission File No. 1-13300) on March 13, 2006)